UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Current Report

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 29, 2019

STANDEX INTERNATIONAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-7233	31-0596149
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

11 Keewaydin Drive, Salem, New Hampshire	03079
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (603) 893-9701

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Standex International Corporation

Purpose for Amended 8-K Filing

On April 29, 2019, the registrant filed a current report on Form 8-K Item 2.02: Results of Operations and Financial Conditions; Item 8.01: Other Events; and Item 9.01: Financial Statements and Exhibits.  The registrant has become aware that the financial statements appended to the earnings Press Release furnished as Exhibit 99.1 in connection with the April 29, 2019 filing contained a typographical error.  More specifically, with respect to the Consolidated Statement of Operations for the three months ended March 31, 2019, the total diluted earnings per share should have read “$2.09” rather than “$1.09.”  Accordingly, the registrant is filing this amended current report in order to correct this inadvertent error.

SECTION 2 – FINANCIAL INFORMATION

ITEM 2.02 – RESULTS OF OPERATIONS AND FINANCIAL CONDITIONS

On April 29, 2019, the registrant issued a press release announcing earnings for the third quarter ended March 31, 2019.  A copy of the release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.  This Current Report on Form 8-K and the press release attached hereto are being furnished by Standex International Corporation pursuant to item 2.02 of Form 8-K.

SECTION 8

ITEM 8.01   OTHER EVENTS

On April 29, 2019 the Registrant announced that it consummated a Stock Purchase Agreement (the “Agreement”) pursuant to which the Registrant acquired all of the outstanding stock of Genius Solutions Engineering Company and GS Innovation, Inc., both Ohio corporations (collectively “GS Engineering”).  GS Engineering is a manufacturer of texturized tools for grained soft touch components for various end use markets, including but not limited to, automotive markets.

A copy of the April 29, 2019 press release related to the transaction is attached hereto as Exhibit 99.2.

SECTION  9 -  FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

(c)

Exhibits – The following exhibits are provided as part of the information furnished under Items 2.02 and 8.01, respectively of this Current Report on Form 8-K.

Exhibit No.

Description

99.1

Press Release of Standex International Corporation dated April 29, 2019 regarding Third Quarter Financial Results

99.2

Press Release of Standex International Corporation dated April 29, 2019 regarding the acquisition of Genius Solutions Engineering Company and GS Innovations, Inc.

FORWORD-LOOKING STATEMENTS

This current report on Form 8-K contains “forward-looking statements” within the meaning of the Private Securities Litigation Act of 1995 (the “Act”) that are intended to come within the safe harbor protection provided by the Act.  By their nature, all forward-looking statements involve risks and uncertainties, and actual results may differ materially from those contemplated by the forward-looking statements.  Several factors that could materially effect the Corporation’s actual results are identified in the press release as well as in the Corporation’s Annual Report on Form 10-K for the fiscal year ended June 30, 2018.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

STANDEX INTERNATIONAL CORPORATION

(Registrant)

/s/ Thomas DeByle

Thomas DeByle Chief Financial Officer

Date: April 30, 2019

Signing on behalf of the registrant and as principal financial officer